EXHIBIT 10.16

                                 PROMISSORY NOTE



FOR VALUE RECEIVED, the undersigned, MICOR TECHNOLOGIES, INC. An Arizona corporation, promises to pay to the order of WILLIAM B. MEGER the sum of forty thousand dollars, ($40,000.00) payable monthly, with interest only at the rate of six percent (65) per annum for a period of five (5) years, sixty (60) months from the date hereof and the principle balance shall be all due and payable in the sixty-first month from the date hereof.

THE PROMISSORY NOTE shall be non-recourse and unsecured and subordinated to all other indebtedness of Micor Technologies, Inc.

This note shall take effect as a sealed instrument and is enforceable in accordance with the laws of the state of Arizona. Dated this 28th day of November 1995.


                                      MICOR TECHNOLOGIES, INC.

                                      /s/ Jerry Washburn
                                      --------------------------
                                      By

                                      President
                                      --------------------------
                                      Title